UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

       Date of Report (Date of earliest event reported): October 22, 2002




                          AMERICAN ECOLOGY CORPORATION
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       0-11688               95-3889638
          --------                       -------               ----------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)

    Lakepointe Centre I,
 300 E. Mallard, Suite 300
        Boise, Idaho                                             83706
        ------------                                             -----
(Address of principal executive                                (Zip Code)
          offices)



                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER INFORMATION.

On October 24, 2002, American Ecology Corporation issued a press release to announce that it has obtained a $7.0 million term loan from Wells Fargo Bank, the proceeds of which will be used along with cash on hand to refinance the $8.5 million industrial revenue bond that comes due November 1, 2002. The press release, dated October 24, 2002, is attached as Exhibit 99 and incorporated by reference herein.

The Term Loan Agreement as well as the recent amendment of the Line of Credit Agreement are attached as Exhibit 10.50c and 10.50b, respectively, and incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.  The following exhibit is filed as part of this report:

Exhibit 99 Press Release, dated October 24, 2002, entitled "AMERICAN ECOLOGY COMPLETES INDUSTRIAL REVENUE BOND REFINANCING"
Exhibit 10.50b Fourth Amendment to Credit Agreement between American Ecology Corporation and Wells Fargo Bank dated October 15, 2002
Exhibit 10.50c Term Loan Agreement between American Ecology Corporation and Wells Fargo Bank dated October 22, 2002

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        AMERICAN ECOLOGY CORPORATION
                                        (Registrant)



Date:  October 24, 2002                 By: /S/ James R. Baumgardner
                                            ------------------------
                                          James R. Baumgardner
                                          Senior Vice President, Chief Financial
                                          Officer, Secretary and Treasurer

                                    EXHIBIT INDEX

Exhibit                                 Description
-------                                 -----------

Exhibit 99 Press Release, dated October 24, 2002, entitled "AMERICAN ECOLOGY COMPLETES INDUSTRIAL REVENUE BOND REFINANCING"
Exhibit 10.50b Fourth Amendment to Credit Agreement between American Ecology Corporation and Wells Fargo Bank dated October 15, 2002
Exhibit 10.50c Term Loan Agreement between American Ecology Corporation and Wells Fargo Bank dated October 22, 2002